EXHIBIT 1.01

SELECT COMFORT CORPORATION
CONFLICT MINERALS REPORT
FOR THE REPORTING PERIOD
ENDING DECEMBER 31, 2015

This is the Conflict Minerals Report for Select Comfort Corporation (“Select Comfort,” also referred to as the “Company,” “we,” “us,” or “our”) for calendar year 2015 in accordance with Rule 13p-1 under the Securities Exchange Act of 1934 (“the Rule”). The Rule was adopted by the Securities and Exchange Commission (SEC) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. The minerals currently subject to the SEC’s disclosure requirements, referred to as “conflict minerals,” are cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (3TG). This Conflict Minerals Report is filed pursuant to Section 1502 of the Dodd-Frank Act.

1. Company Overview

Select Comfort Corporation is the exclusive manufacturer, marketer and retailer of the revolutionary Sleep Number® bed with optional SleepIQ® technology, as well as a line of adjustable bed bases and bedding. In January, 2013, Select Comfort acquired the assets of Comfortaire Corporation and Comfortaire products are included in this Conflict Minerals Report. On September 14, 2015, Select Comfort acquired BAM Labs, Inc. through a subsidiary merger. The business of BAM Labs, Inc. is now conducted by a wholly owned subsidiary of Select Comfort known as SleepIQ LABS Inc. The products of SleepIQ LABS Inc. are not included in this report and are not required to be included in this Conflict Minerals Report.

2. Reasonable Country of Origin Inquiry (RCOI)

In accordance with the requirements of the Rule, we undertook a Reasonable Country of Origin Inquiry (“RCOI”) designed to determine whether any 3TG necessary to the functionality and production of our products may have originated in the Democratic Republic of Congo or its surrounding countries (“Covered Countries”). We surveyed all active suppliers and asked those who indicated the presence of 3TG to complete the Electronic Industry Citizenship Coalition-Global e-Sustainability Initiative (EICC-GeSI) Conflict Minerals Reporting Template (CMRT). Template responses were reviewed for accuracy and completeness and we followed up when additional information or clarification was needed. Fifteen direct suppliers indicated the presence of 3TG in products supplied to Select Comfort. Two of the 15 suppliers indicated that the 3TG in the supplied products may have originated in the Covered Countries, seven indicated that the 3TG in the supplied products did not originate in the Covered Countries, and six suppliers indicated that the origin, mines or facilities used to produce the supplied 3TG are unknown.

3. Diligence

3.1 Design of Due Diligence

As a result of the RCOI, we have determined that 3TG contained in some of our products may have originated in one or more Covered Countries. Therefore, in accordance with Rule 13p-1 under the Securities Exchange Act, Select Comfort proceeded to engage in due diligence regarding the sources and chain of custody of this 3TG.

We conducted supply chain due diligence on the source and chain of custody of the conflict minerals, in a manner consistent with the framework promulgated by the OECD and its Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Guidance”). This includes implementing the OECD’s five-step framework for risk-based due diligence in the mineral supply chain. This process is ongoing.

Step 1- Company Management Systems

Conflict Minerals Policy
Select Comfort has adopted a Conflict Minerals Policy that has been made available to its suppliers and the public at www.sleepnumber.com

Internal Management Structure
Select Comfort has established internal management process to support its supply chain due diligence efforts.  A cross-functional Conflict Minerals Task Force was established. The task force includes subject matter experts from relevant functions including sourcing, legal, product compliance and quality and is responsible for implementing our conflict minerals due diligence and compliance strategy. Management is briefed on these efforts on a regular basis.

Supply Chain Controls and Transparency
Select Comfort expects suppliers to source 3TG from ethical sub-tier suppliers and to adopt the EICC-GeSI Conflict Free Smelter program as a compliance standard. Select Comfort requires suppliers to annually certify whether any products supplied to Select Comfort in that calendar year contain 3TG and if so, provide written evidence documenting their due diligence efforts and source determinations. All relevant documentation is centrally maintained in an electronic format.

Supplier Engagement
Select Comfort is committed to ensuring conflict free sourcing of metals through collaboration with suppliers by incorporating compliance expectations in new commercial contracts and written agreements. Suppliers are referred to Select Comfort’s Conflict Minerals Policy and are educated on an as needed, ongoing basis about the requirements, methods and importance of 3TG supply chain due diligence and disclosure.

Company Grievance Mechanism
Select Comfort has a company-level grievance mechanism in place that may be used for reporting issues regarding Conflict Minerals sourcing.

Step 2 - Identify and Assess Risk in the Supply Chain
Select Comfort does not directly source 3TG from mines, smelters or refiners, and is in most cases several production levels removed from them. For this reason we rely on our direct suppliers to collect data relative to the presence and country of origin of 3TG necessary to the functionality of products supplied to us. Direct suppliers were surveyed and each response evaluated to determine sufficiency, accuracy and completeness of information. We followed up with suppliers whose responses were insufficient, potentially inaccurate or incomplete.

Step 3 - Design and Implement a Strategy to Respond to Identified Risks
Select Comfort’s internal management structure provides regular reporting to management regarding conflict minerals due diligence and compliance strategy updates. The Conflict Minerals Task Force provides the necessary information for management to determine on a case by case basis whether Select Comfort continues to trade with suppliers during mitigation of identified risks in its supply chain.

Step 4 - Carry out an Independent 3rd Party Audit of Refiner’s Due Diligence Practices
Select Comfort does not have direct relationships with 3TG smelters and refiners nor do we perform direct audits of these entities that provide our supply chain the 3TG. However, we support and rely on the industry efforts to influence smelters and refiners to get audited and certified through the Conflict-Free Sourcing Initiative and the Conflict-Free Smelter program.

Step 5 - Report on Supply Chain Due Diligence
In accordance with the OECD Guidance and the Conflict Minerals Rule, this report is available on our website at www.sleepnumber.com.

3.2 Due Diligence Results

All of our active, direct suppliers were asked to indicate the presence of 3TG in materials manufactured for the Company in 2015. Suppliers indicating 3TG in products were asked to complete the EICC-GeSI Conflict Minerals Reporting Template and identify smelter names and the source country for the 3TG.

Fifteen direct suppliers indicated the presence of 3TG in products supplied to Select Comfort. Two of the 15 suppliers provided information that the 3TG in the supplied products may have originated in the Covered Countries. Seven suppliers indicated that the 3TG did not originate in the Covered Countries and six suppliers reported that the origin, mines or facilities used to produce the supplied 3TG are unknown.

Despite our ongoing good faith due diligence, due to the complexity and fluidity of our supply chain, the initially incomplete survey responses received from some direct suppliers and the lack of information regarding certain sub-tier suppliers, it is possible that the 3TG contained in some of our products may have originated in one or more Covered Country. We are continuing our due diligence process to determine at smelter level, whether the source of the 3TG in products supplied to Select Comfort which may originate in the Covered Country is certified as conflict-free.

By using our supply chain due diligence processes, driving accountability within the supply chain by leveraging the industry standard CFSI and Conflict Free Smelter (“CFS”) programs, and continuing our outreach efforts, we intend to further develop transparency into our supply chain.

4. Product Descriptions

Select Comfort manufactures and contracts to manufacture various beds, adjustable bed bases, bedding and sleep related accessory products.  Each of these products is made up of numerous components sourced from many suppliers.  Some of these components may contain 3TG.  Specifically, 3TG is present in the following products and/or components:  upholstered bedding collection products, adjustable bases, air control systems, under bed lighting systems, remote controlled power/lighting systems, heating and cooling engines, and some products containing foam/fiber, zippers, printed circuit boards, power cords or solenoids.   As a result of the due diligence procedures described above including the required Reasonable Country of Origin Inquiry, we cannot exclude the possibility that some of the 3TGs contained in two specific components may have originated in a Covered Country.  Specifically, the printed circuit boards in the adjustable bases control boxes and the under-bed lighting system in one of our beds may have originated in a Covered Country.  As always, our due diligence is ongoing.

5. List of Smelters/Refiners

Select Comfort has made a reasonable good faith effort to collect and evaluate information concerning 3TG smelters and refiners based on data provided by our suppliers. Please see Appendix A for a list of smelters/refiners reported by our suppliers which may supply 3TG utilized in our manufactured products.

6. Future Enhancement Measures

Select Comfort is committed to conducting business activities to the highest standards of ethics and social responsibility and providing our customers with ethically sourced products. We support the goal of ending violence, human rights violations and environmental devastation in the Democratic Republic Congo and adjoining countries.

As a result of our findings for this reporting year, we will continue to enhance our process, including our ability to identify, assess and quickly mitigate any risk of 3TGs contained in our products. Further, we will continue to require our suppliers to ethically source all materials used in our products. We intend to take the following actions to further refine and improve our 3TG due diligence efforts:

On-going Efforts:

•	Continue to refine and improve our internal processes and procedures so that we continue to obtain a 100% response rate from our surveyed suppliers.

•	Working with our suppliers to ensure accurate, thorough and timely responses in connection with our due diligence efforts.

New Enhancement Measures:

•	Investigate further resources and potential tools to help the Conflict Mineral Task Force improve tracking, evaluating and storing of supplier 3TG due diligence data.

•	Identify further external opportunities to enhance our due diligence processes including working with trade associations and other third parties to define and improve best practices.

•
For those suppliers who have provided information which indicates that products sourced from them may contain 3TG sourced from a Covered Country, we intend to continue our due diligence efforts to either confirm that the 3TG which is sourced from a Covered Country originates with a certified conflict-free smelter/refiner or require the supplier to find an alternative source of 3TG that either does not originate in a Covered Country or originates with a conflict-free smelter/refiner.

APPENDIX A

Note: Smelters/Refiners designated with an asterisk are on the Conflict-Free Sourcing Initiative Compliant Smelter List as of May 31, 2016.

Mineral	Smelter Name	Country
Gold	Advanced Chemical Company	UNITED STATES
Gold	Aida Chemical Industries Co., Ltd.*	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.*	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Córrego do Sítio Mineração*	BRAZIL
Gold	Argor-Heraeus SA*	SWITZERLAND
Gold	Asahi Pretec Corporation*	JAPAN
Gold	Asahi Refining Canada Limited*	CANADA
Gold	Asahi Refining USA Inc.*	UNITED STATES
Gold	Asaka Riken Co., Ltd.*	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	AURA-II	UNITED STATES
Gold	Aurubis AG*	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)*	PHILIPPINES
Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB*	SWEDEN
Gold	C. Hafner GmbH + Co. KG*	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation*	CANADA
Gold	Cendres + Métaux SA	SWITZERLAND
Gold	Chimet S.p.A.*	ITALY
Gold	china gold international resources corp.ltd	CHINA
Gold	China Golddeal	CHINA
Gold	China National Gold Group Corporation	CHINA
Gold	Chugai Mining	JAPAN
Gold	Codelco	CHILE
Gold	Colt Refining	UNITED STATES
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DAERYOUNG E&C	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	DODUCO GmbH*	GERMANY
Gold	Dowa*	JAPAN
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd.*	JAPAN
Gold	Elemetal Refining, LLC*	UNITED STATES

Gold	Emirates Gold DMCC*	UNITED ARAB EMIRATES
Gold	Faggi Enrico S.p.A.	ITALY
Gold	Faggi S.p.A.	ITALY
Gold	Feinhütte Halsbrücke GmbH	GERMANY
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	Geib Refining Corporation	UNITED STATES
Gold	Gejiu Kai Meng Industry and Trade LLC	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Heimerle + Meule GmbH*	GERMANY
Gold	Heraeus Ltd. Hong Kong*	CHINA
Gold	Heraeus Ltd. Hong Kong	HONG KONG
Gold	Heraeus Precious Metals GmbH & Co. KG*	GERMANY
Gold	Heraeus Precious Metals North America	GERMANY
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold	Hunan Chenzhou Mining Industry Group	CHINA
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited*	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.*	JAPAN
Gold	Istanbul Gold Refinery*	TURKEY
Gold	Japan Mint*	JAPAN
Gold	Jiangxi Copper Company Limited*	CHINA
Gold	Johnson Matthey Ltd	UNITED STATES
Gold	Johnson Matthey Ltd	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant*	RUSSIAN FEDERATION
Gold	JSC Uralelectromed*	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.*	JAPAN
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kanfort Industrial (Yantai)	CHINA
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC*	UNITED STATES
Gold	KGHM Polska MiedŸ Spó³ka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	KOJIMA CHEMICALS CO.,LTD.	JAPAN
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF

Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	KYRGYZSTAN	KYRGYZSTAN
Gold	L' azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Company Limited	CHINA
Gold	Lingbao Gold Company Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	LS-NIKKO Copper Inc.*	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Materion*	UNITED STATES
Gold	Materion Advanced Metals	UNITED STATES
Gold	Matsuda Sangyo Co., Ltd.*	JAPAN
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold	Metallo-Chimique N.V.	BELGIUM
Gold	Metalor Technologies (Hong Kong) Ltd.*	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.	HONG KONG
Gold	Metalor Technologies (Singapore) Pte., Ltd.*	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies SA*	SWITZERLAND
Gold	Metalor USA Refining Corporation*	UNITED STATES
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V*	MEXICO
Gold	Met-Mex Pe-oles, S.A.	MEXICO
Gold	Minsur	PERU
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Moscow Special Alloys Processing Plant*	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.ª.*	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co., Ltd.*	JAPAN
Gold	Nihon Material Corporation*	JAPAN
Gold	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohio Precious Metals, LLC	UNITED STATES
Gold	Ohura Precious Metal Industry Co., Ltd.*	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastvetmet)*	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery*	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery*	RUSSIAN FEDERATION
Gold	OJSC ÒThe Gulidov Krasnoyarsk Non-Ferrous Metals PlantÓ (OJSC Krastvetmet)*	RUSSIAN FEDERATION
Gold	Operaciones Metalurgical S.A.	BOLIVIA
Gold	PAMP SA*	SWITZERLAND
Gold	Pan Pacific Copper Co. LTD	JAPAN
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA

Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Prioksky Plant of Non-Ferrous Metals*	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk*	INDONESIA
Gold	PT Timah (Persero) Tbk Mentok	INDONESIA
Gold	PX Précinox SA*	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.*	SOUTH AFRICA
Gold	Refinary LS-Nikko Copper Inc	KOREA, REPUBLIC OF
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Republic Metals Corporation*	UNITED STATES
Gold	Royal Canadian Mint*	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	SAMWON Metals Corp.	KOREA, REPUBLIC OF
Gold	Schšne Edelmetaal B.V.Ê	NETHERLANDS
Gold	SEMPSA Joyería Platería SA*	SPAIN
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.*	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.*	CHINA
Gold	Singway Technology Co., Ltd.*	TAIWAN
Gold	So Accurate Group, Inc.	UNITED STATES
Gold	So Accurate Refining Group	UNITED STATES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals*	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.*	TAIWAN
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co., Ltd.*	JAPAN
Gold	Suzhou Xingrui Noble	CHINA
Gold	T.C.A S.p.A*	ITALY
Gold	Tanaka Kikinzoku Kogyo K.K.*	JAPAN
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.*	CHINA
Gold	Tokuriki Honten Co., Ltd.*	JAPAN
Gold	Tokuriki Tokyo Melters Assayers	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Tongling nonferrous Metals Group Co.,Ltd	CHINA
Gold	Tony Goetz NV	BELGIUM
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.*	BRAZIL
Gold	Umicore Precious Metals Thailand*	THAILAND
Gold	Umicore SA Business Unit Precious Metals Refining*	BELGIUM
Gold	Umicore SA Business Unit Precious Metals Refining	UNITED KINGDOM
Gold	United Precious Metal Refining, Inc.*	UNITED STATES
Gold	United Refining	UNITED STATES
Gold	Valcambi SA*	SWITZERLAND
Gold	Western Australian Mint trading as The Perth Mint*	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY

Gold	Xstrata Canada Corporation	CANADA
Gold	Yamamoto Precious Metal Co., Ltd.*	JAPAN
Gold	Yantai Guodasafina High-tech Environmental Refinery CO., Ltd.	CHINA
Gold	Yantai Zhaojinlufu	CHINA
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	YOKOHAMA METAL CO.,LTD.	JAPAN
Gold	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Yunnan Tin Group (Holding) Company Limited	CHINA
Gold	Zhaojin refining	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry*	CHINA
Tantalum	D Block Metals, LLC*	UNITED STATES
Tantalum	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tantalum	Duoluoshan*	CHINA
Tantalum	Duoluoshan Sapphire Rare Metal Co., Ltd.	CHINA
Tantalum	E.S.R. Electronics	UNITED STATES
Tantalum	Exotech Inc.*	UNITED STATES
Tantalum	F&X Electro-Materials Ltd.*	CHINA
Tantalum	FIR Metals & Resource Ltd.*	CHINA
Tantalum	Global Advanced Metals Aizu*	JAPAN
Tantalum	Global Advanced Metals Boyertown*	UNITED STATES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.*	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch*	CHINA
Tantalum	H.C. Starck Co., Ltd.*	THAILAND
Tantalum	H.C. Starck GmbH*	GERMANY
Tantalum	H.C. Starck GmbH Goslar*	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg*	GERMANY
Tantalum	H.C. Starck Group	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH*	GERMANY
Tantalum	H.C. Starck Inc.*	UNITED STATES
Tantalum	H.C. Starck Ltd.*	JAPAN
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	CHINA
Tantalum	Hi-Temp Specialty Metals, Inc.*	UNITED STATES
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material*	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.*	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	CHINA
Tantalum	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum	KEMET Blue Metals*	MEXICO
Tantalum	KEMET Blue Powder*	UNITED STATES

Tantalum	King-Tan Tantalum Industry Ltd.*	CHINA
Tantalum	LSM Brasil S.A.*	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.*	INDIA
Tantalum	Mineração Taboca S.A.*	BRAZIL
Tantalum	Mitsui Mining & Smelting*	JAPAN
Tantalum	Molycorp Silmet A.S.*	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	CHINA
Tantalum	Phoenix Metal Ltd	RWANDA
Tantalum	Plansee SE Liezen*	AUSTRIA
Tantalum	Plansee SE Reutte*	AUSTRIA
Tantalum	QuantumClean*	UNITED STATES
Tantalum	Resind Indústria e Comércio Ltda.*	BRAZIL
Tantalum	RFH Tantalum Smeltry Co., Ltd.*	CHINA
Tantalum	Shanghai Jiangxi Metals Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO*	RUSSIAN FEDERATION
Tantalum	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum	Starck	GERMANY
Tantalum	Taki Chemicals*	JAPAN
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Telex Metals*	UNITED STATES
Tantalum	Tranzact, Inc.*	UNITED STATES
Tantalum	Ulba Metallurgical Plant JSC*	KAZAKHSTAN
Tantalum	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.*	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.*	CHINA
Tantalum	Zhuzhou Cemented Carbide*	CHINA
Tin	Alpha*	UNITED STATES
Tin	An Thai Minerals Company Limited	VIET NAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Brinkmann Chemie AG	GERMANY
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	CV Ayi Jaya*	INDONESIA
Tin	CV DS Jaya Abadi	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona*	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Serumpun Sebalai*	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting*	INDONESIA
Tin	CV Venus Inti Perkasa*	INDONESIA
Tin	Dowa Mining Co., Ltd.*	JAPAN

Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Elmet S.L.U. (Metallo Group)*	SPAIN
Tin	EM Vinto*	BOLIVIA
Tin	Empresa Metallurgica Vinto	BOLIVIA
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals*	POLAND
Tin	Gejiu Fengming Metalurgy Chemical Plant	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.*	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Gold Bell Group	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Heimerle + Meule GmbH	GERMANY
Tin	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Ishifuku Metal Industry Co., Ltd.	JAPAN
Tin	Japan New Metals Co., Ltd.	JAPAN
Tin	Jiangxi Ketai Advanced Material Co., Ltd.*	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tin	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)*	MALAYSIA
Tin	Matsuda Sangyo Co., Ltd.	JAPAN
Tin	Melt Metais e Ligas S/A*	BRAZIL
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metallic Resources, Inc.*	UNITED STATES
Tin	Metallo-Chimique N.V.*	BELGIUM
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Minsur*	PERU
Tin	Mitsubishi Materials Corporation*	JAPAN
Tin	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.*	PHILIPPINES

Tin	Operaciones Metalugicas SA.	INDONESIA
Tin	Operaciones Metalurgical S.A.*	BOLIVIA
Tin	Phoenix Metal Ltd.	RWANDA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Aries Kencana Sejahtera*	INDONESIA
Tin	PT Artha Cipta Langgeng*	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya*	INDONESIA
Tin	PT Babel Inti Perkasa*	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Prima Tin*	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera*	INDONESIA
Tin	PT BilliTin Makmur Lestari*	INDONESIA
Tin	PT Bukit Timah*	INDONESIA
Tin	PT Cipta Persada Mulia*	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri*	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HANJAYA PERKASA METALS	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada*	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Rajwa International	INDONESIA
Tin	PT Refined Bangka Tin*	INDONESIA
Tin	PT Sariwiguna Binasentosa*	INDONESIA
Tin	PT Seirama Tin Investment	INDONESIA
Tin	PT Singkep Times Utama	INDONESIA
Tin	PT Stanindo Inti Perkasa*	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah*	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA

Tin	PT Timah (Persero) Tbk Kundur*	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok*	INDONESIA
Tin	PT Tinindo Inter Nusa*	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama*	INDONESIA
Tin	PT Wahana Perkit Jaya*	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT. DS Jaya Abadi	INDONESIA
Tin	Resind Indústria e Comércio Ltda. *	BRAZIL
Tin	RT Refined Banka Tin	INDONESIA
Tin	Rui Da Hung*	TAIWAN
Tin	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Tin	Soft Metais Ltda. *	BRAZIL
Tin	Solikamsk Metal Works	RUSSIAN FEDERATION
Tin	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin	Thaisarco*	THAILAND
Tin	Tin Co. Ltd, Minmetals Ganzhou	CHINA
Tin	TongLing Nonferrous Metals Group Holdings Co., Ltd.	CHINA
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Tin	VQB Mineral and Trading Group JSC*	VIET NAM
Tin	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin	Westmetall GmbH & Co.KG	GERMANY
Tin	White Solder Metalurgia e Mineração Ltda. *	BRAZIL
Tin	XiHai	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Metallurgical Group Co.,Ltd	CHINA
Tin	Yunnan Tin Group (Holding) Company Limited*	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	ALMT Corp*	JAPAN
Tungsten	Asia Tungsten Products Vietnam Ltd. *	VIET NAM
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd. *	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd. *	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd. *	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd. *	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd. *	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd. *	CHINA
Tungsten	Ganzhou Sinda W&Mo Co.,Ltd	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd. *	CHINA
Tungsten	Global Tungsten & Powders Corp. *	UNITED STATES

Tungsten	Guangdong Xianglu Tungsten Co., Ltd. *	CHINA
Tungsten	H.C. Starck GmbH*	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co.KG*	GERMANY
Tungsten	HC Starck GmbH	UNITED STATES
Tungsten	Hunan Chenzhou Mining Co., Ltd. *	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji*	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd. *	CHINA
Tungsten	Hydrometallurg, JSC*	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd. *	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd. *	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd. *	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES
Tungsten	Kennametal Huntsville*	UNITED STATES
Tungsten	Malipo Haiyu Tungsten Co., Ltd. *	CHINA
Tungsten	Materion	UNITED STATES
Tungsten	Metallo-Chimique N.V.	BELGIUM
Tungsten	Mitsubishi Materials Corporation	JAPAN
Tungsten	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tungsten	Moliren Ltd	RUSSIAN FEDERATION
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC*	VIET NAM
Tungsten	Philippine Chuangin Industrial Co., Inc. *	PHILIPPINES
Tungsten	Plansee SE Liezen	AUSTRIA
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd. *	VIET NAM
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Wolfram Bergbau und Hütten AG*	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Wolfram JSC, Russia	RUSSIAN FEDERATION
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd. *	CHINA
Tungsten	Xiamen Tungsten Co., Ltd. *	CHINA
Tungsten	Xianmen City, Fujian	CHINA

Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd. *	CHINA
Tungsten	Zhuzhou Cemented Carbide	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA